UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)     October 9, 2006
                                                         -----------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-6395                                95-2119684
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       (Commission File Number)           (IRS Employer Identification No.)

             200 Flynn Road
         Camarillo, California                            93012-8790
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  (Address of Principal Executive Offices)                (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

           As disclosed under item 5.02 below, Wilford Dean Baker was elected to the Company's Board of Directors ("Board") on October 9, 2006. In accordance with a standing resolution of the Board, as a new Director Mr. Baker will be granted an initial option to purchase 10,000 shares of the Company's common stock. The Compensation Committee of the Board ("Compensation Committee") has determined that this option award will be made on the first date subsequent to October 9, 2006 that options are granted to any of the Company's employees. This is not expected to occur until after the Company regains compliance with Nasdaq continued listing standards. The award will be made under the Company's Long-Term Stock Incentive Plan, which is attached as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004. The terms and conditions of the award will be as set forth in the award agreement, the form of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 7, 2006.

           The Compensation Committee also determined that Mr. Baker will receive a cash retainer for services through the end of the current fiscal year equal to $20,000 pro-rated for the number of days from his election to the end of the fiscal year on January 28, 2007.

           The Compensation Committee intends to conduct a comprehensive review of the Director compensation program and have any revisions to the current program in place before the beginning of the next fiscal year. For a description of the current compensation program, see the Corporate Governance section of the Company's Proxy Statement filed on May 9, 2006 ("Proxy"). Unless and until changed by the Board, Mr. Baker will be entitled to Semi-Annual Stock Option Grants, Insurance, Reimbursement of Expenses and Indemnification as described in the Proxy.

           The press release issued by the Registrant on October 12, 2006 in connection with this matter is attached as Exhibit 99.1.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) Election of New Director
         ------------------------

          (1) On October 9, 2006, the size of the Board was increased by one and Mr. Baker was elected as a Director.

          (2) There are no arrangements or understandings between Mr. Baker and any other person pursuant to which Mr. Baker was selected as a Director.

          (3) As of the date of this report, the Board had not yet determined on which committees, if any, Mr. Baker will serve.


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

          (4) There are no related party transactions, as described in Item 404(a) of Regulation S-K, with respect to Mr. Baker.

           On October 12, 2006, the Registrant issued the press release attached as Exhibit 99.1 to announce the election of Mr. Baker to the Board.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits
         --------

         Exhibit 99.1 Press Release dated October 12, 2006 regarding Election of Wilford Dean Baker as a Director

Forward-Looking and Cautionary Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2005, in the Company's other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2006                       SEMTECH CORPORATION


                                             By:  /s/ David G. Franz, Jr.
                                                -------------------------
                                                David G. Franz, Jr.
                                                Chief Financial Officer


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


                                INDEX TO EXHIBITS



Exhibit Number             Description of Document
--------------             -----------------------

Exhibit 99.1 Press Release dated October 12, 2006 regarding Election of Wilford Dean Baker as a Director


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